PORTFOLIO
COMPOSITION.........3

FUNDS'
INVESTMENT
HIGHLIGHTS..........4

FUNDS'
PORTFOLIOS..........7

FINANCIAL
INFORMATION

  INDEPENDENT
  PUBLIC
  ACCOUNTANTS'
  REPORT..........16

  FINANCIAL
  STATEMENTS......17

  FINANCIAL
  HIGHLIGHTS......20

  NOTES TO
  FINANCIAL
  STATEMENTS......23

  MORE ABOUT
  THE COMPOSITE
  GROUP...........26


                        FIVE KEY FORCES ARE EXPECTED TO
                       INFLUENCE THE MARKET FOR SOME TIME

[PHOTO:  WILLIAM G. PAPESH, PRESIDENT]
     The past year's economy began with expectations by some of a recession, shifted to robust growth during mid-year, and concluded with almost perfect conditions as the year ended. These shifts in trends kept our portfolio managers especially attentive to the likely longer-term implications for the fixed-income markets. It also reinforced the desirability of professional management. Although the period ended December 31, 1996 was difficult, we're pleased with our Funds' relative performance over time, as shown in the pages which follow.

MARKET FORCES ALLOW FOR FAVORABLE CONDITIONS
     During the remainder of the 1990s, we expect that five important factors will strongly influence the bond market. We feel these recurring themes will allow the current, almost perfect, conditions of modest growth and low inflation to persist. Additionally, we expect interest rates are likely to be centered around current levels, with a tendency to move lower. The five important forces we see include:
   * First, the excessive buildup of debt of the U.S. government and U.S. consumers has the effect of keeping economic growth slow. It does this by placing a limit on the amount of new borrowing that our government and American consumers can take on. In the case of the government, which accounts for 15% of the overall economy, there is evidence of some reduced borrowing. If Congress adopts a balanced budget, this reduction can be expected to continue.
   * Second, foreign governments everywhere face a challenge similar to our own. And, in most instances, those governments account for a larger share of their economy than ours does.
   * Third, the countries of the former Soviet Union, East Asia and Latin America are opening up. This has helped curb inflation by allowing each country, including ours, to provide the world market with the goods for which they are the most efficient producer.
   * Fourth, the Federal Reserve, which controls U.S. monetary policy, is well aware that a desirable way to reach efficient, stable growth is to follow a path of low inflation.
   * Fifth, changing U.S. demographics are likely to have a positive impact on financial markets. We can expect that aging baby boomers will begin to save more for retirement and will borrow less to purchase goods.
     It is our feeling that those five factors will be with us for the next three to five years. Certainly, volatility will continue to be a potentially powerful influence, just as it was in 1994 when interest rates rose, and in 1995, when rates fell. Nevertheless, we anticipate that today's interest rates are likely to be typical of the average level of rates through the end of the century.

MUTUAL FUNDS DESIRABLE FOR MOST INVESTORS
     Those five factors represent what, a few years ago, was popularly called a macro view. And that raises the question, "What is the micro view - the view from the personal perspective?"
     Unless you have a portfolio of several hundred thousand dollars that allows you to diversify your holdings, the current and expected future market conditions continue to favor the benefits of investing in mutual funds, each of which consists of a large number of securities.
     That is in contrast, of course, to owning a small selection of individual securities. With that approach comes the loss of several positive attributes of mutual funds: Extra risk is assumed because of the lack of diversification, including credit or call risks for bonds if you buy just one or two.
Additionally, liquidity is reduced and professional investment management is lost, as is simplified recordkeeping that comes from the umbrella provided by owning a part of many securities within one mutual fund portfolio.

IMPORTANT CHANGES IN THE BOARD OF DIRECTORS
     An on-going strength of the Composite Group of Funds has been the counsel and leadership provided by members of our Board of Directors. After more than 21 years as a director and a source of valuable guidance, Edwin J. McWilliams retired from our Board in December 1996. We are deeply appreciative for all he has done for Composite.
     Elected to succeed Mr. McWilliams was Daniel L. Pavelich, chairman and CEO of BDO Seidman, the nation's seventh largest accounting firm. Mr. Pavelich has national and international perspectives, as well as an intimate knowledge of our Pacific Northwest region, having spent 27 years with Seidman in Spokane. He moved recently to the firm's headquarters in Chicago. We are pleased to have Dan join our Board.

YOUR CONFIDENCE IN COMPOSITE IS APPRECIATED
     In closing, I would like to express our gratitude for those of you who invest in our Composite funds. We encourage you to consider other funds in our Composite Group to meet your varied investment objectives. We appreciate your continued confidence and we will do our utmost to help support your financial goals.

/s/
WILLIAM G. PAPESH
PRESIDENT
--------------------------------------------------------------------------------
FOOTNOTE TO INVESTMENT PERFORMANCE CHARTS ON PAGES 4, 5 & 6

     INVESTMENT RETURNS AND PRINCIPAL VALUES OF FUND SHARES WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FUND SHARES ARE NOT GUARANTEED BY ANY AGENCY OF THE U.S. GOVERNMENT.
     COMPARISONS TO FUND PERFORMANCE ON THE FOLLOWING PAGES INCLUDE THE CONSUMER PRICE INDEX (CPI), AS A MEASURE OF CHANGE IN CONSUMER PRICES, AND THE LEHMAN BROTHERS GOVERNMENT (LBG), GOVERNMENT/CORPORATE (LGCB), AND MUNICIPAL BOND (LMB) INDICES, WHICH ARE CONSIDERED REPRESENTATIVE OF THE U.S. GOVERNMENT, U.S. GOVERNMENT AND CORPORATE, AND MUNICIPAL BOND MARKETS.
     THESE INDICES ARE UNMANAGED AND DO NOT REFLECT ACTUAL INVESTMENT-RELATED EXPENSES INCURRED BY THE FUNDS WITH WHICH THEY ARE COMPARED. FUND VALUES PRESENTED IN THE GRAPHS ARE FOR CLASS A SHARES. CLASS B PERFORMANCE WOULD VARY DUE TO DIFFERENT EXPENSES. AVERAGE ANNUAL TOTAL RETURNS AND GRAPH VALUES INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. UNLESS OTHERWISE INDICATED, ALL FUND PERFORMANCE IS CALCULATED AFTER DEDUCTING THE MAXIMUM 4% SALES CHARGE FOR CLASS A SHARES AND FOR CLASS B SHARES A CONTINGENT DEFERRED SALES CHARGE OF 4% FOR ONE YEAR OR 2% SINCE 3/30/94. CLASS B YIELDS DO NOT REFLECT CONTINGENT DEFERRED SALES CHARGES. THE YIELDS WOULD BE LOWER IF THEY WERE REFLECTED. CLASS B INFORMATION IS PRESENTED SINCE 3/30/94, THE COMMENCEMENT OF THEIR OFFERING.

                              PORTFOLIO COMPOSITION
                PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 1996

COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
SOLE ISSUER
Invests exclusively in obligations issued or guaranteed by the U.S. government and investments secured by such obligations.

[PIE CHART]
ASSET ALLOCATION
Mortgage Pass Throughs 43%
Treasuries 25%
Collateralized Mortgage
  Obligations 21%
Mortgage, Adjustable
  Rate 9%
Cash and Other 2%

COMPOSITE INCOME FUND
TOP TEN ISSUERS
U.S. Treasury - 14%
Government National Mortgage Association-13%
Weyerhaeuser 1982 - C FHA Putable - 3%
United Mexican States, Series A and B - 3%
Time Warner, Inc. - 2%
Loral Corporation - 2%
Dart & Kraft Finance NV - 2%
Franchise Finance Corporation - 2%
Continental Corporation - 2%
Niagara Mohawk Power - 2%

[PIE CHART]
ASSET ALLOCATION
Corporate 48%
Mortgages 24%
Treasuries 14%
Cash and Other 10%
Foreign Obligations 4%

COMPOSITE TAX-EXEMPT BOND FUND
TOP TEN STATES
Washington - 21%
Illinois - 12%
California - 8%
Florida - 5%
Nebraska - 5%
New York - 4%
Arizona - 4%
Hawaii - 4%
Texas - 4%
Oregon - 4%

[PIE CHART]
ASSET ALLOCATION
Utility 24%
Industiral Development/
  Pollution Control 15%
Local General
  Obligation 15%
Prerefunded 15%
State General
  Obligation 11%
Other Revenue 11%
Cash and Other 6%
Education 3%

                                 FUND HIGHLIGHTS
                   COMPOSITE U.S. GOVERNMENT SECURITIES, INC.

KEY IMPACTS ON 1996 PERFORMANCE
     The economy grew at a faster pace than expected in 1996, which caused interest rates to rise for most of the year and, therefore, limited returns to investors in fixed-income securities. For the year, rates on intermediate-maturity securities rose 0.85%. Although these returns were relatively minor, it should be remembered that inflation remained low and, because of that, the average fixed-income investor generally kept pace with cost of living increases.
     The Fund's portfolio consisted of a substantial amount of mortgage-backed securities, which performed well in 1996. A favorable prepayment environment - the result of relatively subdued interest rate volatility - was the primary factor supporting this sector's strong relative performance.

WHAT'S AHEAD
     We look for mortgage-backed securities to perform well again in 1997. As a general rule, the best environment for mortgages is when prepayment expectations are relatively stable. We believe this type of environment will exist because of our view that 1997 interest rates will not be significantly higher nor lower than last year.
     Although we do not expect major shifts in interest rates, we do believe that rates at today's levels represent good value.

KEY INVESTMENT STRATEGIES
     The Fund's objective is to provide a high level of current income that is consistent with safety and liquidity. We accomplish this by selecting investments with an intermediate-maturity profile, by investing in a combination of mortgage-backed and treasury securities which are obligations of, or have collateral guaranteed by, the U.S. government. By taking advantage of changing fundamentals between different segments of the mortgage market and by anticipating broad changes in interest rates, we feel we can add additional income to the Fund while clearly meeting the safety and liquidity objective.

INVESTMENT PERFORMANCE CHART:

INVESTMENT PERFORMANCE - COMPOSITE U.S. GOVERNMENT SECURITIES
-------------------------------------------------------------
COMPARATIVE ENDING VALUES OF $10,000 INVESTED ON 12/31/86

KEY:  FUND CLASS A SHARES $20,119
      LGB (GOV'T. BONDS) $21,841
      CPI (INFLATION) $14,353

PAST PERFORMANCE CANNOT PREDICT FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURNS

               WITH      WITHOUT
CLASS A        SALES      SALES
SHARES         CHARGE    CHARGE
---------      -------   --------

ONE YEAR       -1.60%    2.48%
FIVE YEARS      5.09%    5.96%
TEN YEARS       7.24%    7.68%

CLASS B
SHARES
---------
ONE YEAR       -2.28%    1.58%
SINCE
  3/30/94       5.57%    6.22%
---------------------------------
        30-DAY CURRENT YIELDS
Class A Shares           5.71%
Class B Shares           5.08%
---------------------------------
See footnote on page 2 for additional information.

COMPOSITE U.S. GOVERNMENT
SECURITIES                         LGB (GOV'T. BONDS)       CPI (INFLATION)
-------------------------       ------------------------ ---------------------

12/31/86       $9,600                   $10,000                  $10,000
3/31/87        $9,712                   $10,117                  $10,145
6/30/87        $9,534                   $9,941                   $10,271
9/30/87        $9,338                   $9,673                   $10,407
12/31/87       $9,867                   $10,220                  $10,443
3/31/88       $10,267                   $10,557                  $10,543
6/30/88       $10,409                   $10,656                  $10,679
9/30/88       $10,553                   $10,836                  $10,842
12/31/88      $10,589                   $10,938                  $10,905
3/31/89       $10,661                   $11,054                  $11,068
6/30/89       $11,477                   $11,943                  $11,231
9/31/89       $11,577                   $12,042                  $11,312
12/31/89      $11,997                   $12,494                  $11,412
3/31/90       $11,945                   $12,339                  $11,647
6/30/90       $12,307                   $12,770                  $11,756
9/30/90       $12,536                   $12,876                  $12,009
12/31/90      $13,132                   $13,583                  $12,109
3/31/91       $13,458                   $13,878                  $12,217
6/30/91       $13,673                   $14,065                  $12,308
9/30/91       $14,391                   $14,867                  $12,416
12/31/91      $15,065                   $15,664                  $12,480
3/31/92       $14,857                   $15,390                  $12,606
6/30/92       $15,431                   $15,998                  $12,688
9/30/92       $15,937                   $16,788                  $12,787
12/31/92      $15,987                   $16,796                  $12,842
3/31/93       $16,534                   $17,554                  $12,995
6/30/93       $16,957                   $18,062                  $13,068
9/30/93       $17,294                   $18,649                  $13,131
12/31/93      $17,285                   $18,586                  $13,195
3/31/94       $16,648                   $18,027                  $13,321
6/30/94       $16,379                   $17,821                  $13,394
9/30/94       $16,384                   $17,896                  $13,520
12/31/94      $16,435                   $17,958                  $13,548
3/31/95       $17,375                   $18,804                  $13,701
6/31/95       $18,501                   $19,970                  $13,801
9/30/95       $18,812                   $20,324                  $13,864
12/31/95      $19,632                   $21,252                  $13,891
3/31/96       $19,095                   $20,772                  $14,090
6/30/96       $19,161                   $20,871                  $14,181
9/30/96       $19,475                   $21,222                  $14,281
12/31/96      $20,119                   $21,841                  $14,353

COMPOSITE INCOME FUND

KEY IMPACTS ON 1996 PERFORMANCE
     Fixed-income  returns,  although modest in 1996, still outpaced  inflation.
Despite interest rates generally being low by recent historical standards, inflation remained even lower. This translated into positive returns for Fund shareholders, over and above their cost of living.
     As it became apparent that the economy was growing faster than expected, interest rates rose for most of the year, limiting returns to investors in fixed-income securities. For the year, rates on intermediate-maturity securities rose 0.85%.
     Performance in 1996 was enhanced by the Fund's investments in corporate bonds, which make up more than 50% of the portfolio. A slow, steadily growing economy and subdued inflation produced very favorable conditions for corporate America. In the long run, the Fund benefited from the extra yield associated with corporate securities AND from the companies' growing financial strength.

WHAT'S AHEAD
     We feel that continued investments in corporate securities and mortgage-backed securities should prove rewarding again in 1997.
     As for corporate bonds, we believe investments should be concentrated in the non-cyclical portions of the economy, such as defense, health care and media. This is because those sectors produce stable credit measures, even if the economy begins to slow.
     We are not looking for substantially higher or lower interest rates in 1997. Because of that, mortgage-backed securities should not be burdened with a changing prepayment pattern. Consequently, they should continue to provide investors with extra yield throughout the year.
     Interest rates are likely to be centered around today's levels, with a tendency to drift down during the next few years. A more detailed discussion about this is included in this report's opening message.

KEY  INVESTMENT STRATEGIES
     The Fund's objective is to provide a high level of current income that is consistent with the protection of capital. We accomplish this by selecting investments with an intermediate-maturity profile and by investing in a combination of corporate, mortgage-backed and treasury securities.

INVESTMENT PERFORMANCE CHART:

INVESTMENT PERFORMANCE - COMPOSITE INCOME FUND
-------------------------------------------------------------
COMPARATIVE ENDING VALUES OF $10,000 INVESTED ON 12/31/86

KEY:  FUND CLASS A SHARES $21,036
      LGCB (GOV'T./CORP. BONDS) $22,356
      CPI (INFLATION) $14,353

PAST PERFORMANCE CANNOT PREDICT FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURNS

               WITH      WITHOUT
CLASS A        SALES      SALES
SHARES         CHARGE    CHARGE
---------      -------   --------

ONE YEAR       -0.64%    3.46%
FIVE YEARS      6.47%    7.34%
TEN YEARS       7.72%    8.16%

CLASS B
SHARES
---------
ONE YEAR       -1.28%    2.59%
SINCE
  3/30/94       6.76%    7.40%
---------------------------------
        30-DAY CURRENT YIELDS
Class A Shares           5.95%
Class B Shares           5.34%
---------------------------------
See footnote on page 2 for additional information.


COMPOSITE INCOME FUND           LGB (GOV'T./CORP. BONDS)    CPI (INFLATION)
-------------------------       ------------------------ ---------------------
12/31/86       $ 9,600                  $10,000             $10,000
3/31/87        $ 9,946                  $10,148             $10,145
6/30/87        $ 9,939                  $ 9,956             $10,271
9/30/87        $ 9,959                  $ 9,665             $10,407
12/31/87       $10,180                  $10,229             $10,443
3/31/88        $10,542                  $10,595             $10,543
6/30/88        $10,704                  $10,700             $10,679
9/30/88        $10,857                  $10,900             $10,842
12/31/88       $10,898                  $11,005             $10,905
3/31/89        $11,009                  $11,126             $11,068
6/30/89        $11,405                  $12,021             $11,231
9/31/89        $11,571                  $12,133             $11,312
12/31/89       $11,634                  $12,572             $11,412
3/31/90        $11,568                  $12,427             $11,647
6/30/90        $11,986                  $12,875             $11,756
9/30/90        $12,071                  $12,953             $12,009
12/31/90       $12,589                  $13,613             $12,109
3/31/91        $13,031                  $13,980             $12,217
6/30/91        $13,272                  $14,191             $12,308
9/30/91        $13,994                  $15,007             $12,416
12/31/91       $14,766                  $15,808             $12,480
3/31/92        $14,604                  $15,571             $12,606
6/30/92        $15,210                  $16,201             $12,688
9/30/92        $15,893                  $16,993             $12,787
12/31/92       $15,856                  $17,006             $12,842
3/31/93        $16,587                  $17,797             $12,995
6/30/93        $17,011                  $18,331             $13,068
9/30/93        $17,639                  $18,938             $13,131
12/31/93       $17,572                  $18,882             $13,195
3/31/94        $16,878                  $18,291             $13,321
6/30/94        $16,638                  $18,064             $13,394
9/30/94        $16,677                  $18,153             $13,520
12/31/94       $16,724                  $18,220             $13,548
3/31/95        $17,590                  $19,128             $13,701
6/30/95        $19,004                  $20,369             $13,801
9/30/95        $19,395                  $20,759             $13,864
12/31/95       $20,332                  $21,726             $13,891
3/31/96        $19,761                  $21,217             $14,090
6/30/96        $19,841                  $21,317             $14,181
9/30/96        $20,262                  $21,693             $14,281
12/31/96       $21,036                  $22,356             $14,353

                         COMPOSITE TAX-EXEMPT BOND FUND

KEY IMPACTS ON 1996 PERFORMANCE
     The year of 1996 did not match 1995's unusually high double-digit total return but, after a roller coaster ride, municipal bond investors ended with a positive return. Municipal bonds began the year weighted down by worries that radical tax reform would eliminate some of the tax benefits enjoyed by municipal bondholders. However, municipal yields dropped to a year's low of 5.34% in February as fears of such far-reaching changes faded and as investors' demand confronted a drop in the supply of municipal bonds. Then, yields took a hard turn and rose to a high of 6.27% in June as it became evident that the economy was growing faster than expected. Finally, municipal yields eased down and ended the year at 5.64% as economic growth moderated and inflation appeared to be under control.

WHAT'S AHEAD
     In early 1997, there may be a seasonal contraction in the supply of municipal bonds. This condition would result in better performance of municipal bonds relative to treasuries. However, such a contraction is unlikely to be of the magnitude experienced in early 1996.

KEY INVESTMENT STRATEGIES
     The Fund's objectives are to provide a high level of current income exempt from federal taxes and to protect investors' capital. In pursuing these objectives, we target a longer maturity range and a high average quality - currently averaging 12.5 years in maturity and an Aa rating by Moody's.
     With the economy currently operating at its upper range, interest rates have the potential at some time to move lower. To protect against having to reinvest called bonds at lower interest rates, we currently have approximately 50% of the portfolio in noncallable bonds. We seek to exploit opportunities in different market sectors and individual issues while avoiding their pitfalls.

INVESTMENT PERFORMANCE CHART:

INVESTMENT PERFORMANCE - COMPOSITE TAX-EXEMPT BOND FUND
-------------------------------------------------------------
COMPARATIVE ENDING VALUES OF $10,000 INVESTED ON 12/31/86

KEY:  FUND CLASS A SHARES $19,205
      LMB (MUNI BONDS) $21,218
      CPI (INFLATION) $14,353

PAST PERFORMANCE CANNOT PREDICT FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURNS

               WITH      WITHOUT
CLASS A        SALES      SALES
SHARES         CHARGE    CHARGE
---------      -------   --------

ONE YEAR       -1.53%    2.52%
FIVE YEARS      5.94%    6.81%
TEN YEARS       6.74%    7.18%

CLASS B
SHARES
---------
ONE YEAR       -2.29%    1.61%
SINCE
  3/30/94       5.34%    6.00%
---------------------------------
        30-DAY CURRENT YIELDS
Class A Shares           4.28%
Class B Shares           3.56%
---------------------------------
See footnote on page 2 for additional information.


COMPOSITE TAX-EXEMPT BOND FUND     LMB (Muni-bonds)           CPI (INFLATION)
------------------------------   ------------------------  ---------------------
12/31/86       $ 9,600                  $10,000                  $10,000
3/31/87        $ 9,897                  $10,328                  $10,145
6/30/87        $ 9,564                  $10,075                  $10,271
9/30/87        $ 9,342                  $10,107                  $10,407
12/31/87       $ 9,714                  $10,316                  $10,443
3/31/88        $10,080                  $10,625                  $10,543
6/30/88        $10,313                  $10,767                  $10,679
9/30/88        $10,534                  $11,030                  $10,842
12/31/88       $10,750                  $11,120                  $10,905
3/31/89        $10,834                  $11,221                  $11,068
6/30/89        $11,284                  $11,802                  $11,231
9/31/89        $11,288                  $11,846                  $11,312
12/31/89       $11,619                  $12,307                  $11,412
3/31/90        $11,616                  $12,342                  $11,647
6/30/90        $11,912                  $12,644                  $11,756
9/30/90        $11,890                  $12,637                  $12,009
12/31/90       $12,400                  $13,210                  $12,109
3/31/91        $12,643                  $13,537                  $12,217
6/30/91        $12,842                  $13,810                  $12,308
9/30/91        $13,368                  $14,361                  $12,416
12/31/91       $13,812                  $14,809                  $12,480
3/31/92        $13,803                  $14,797                  $12,606
6/30/92        $14,341                  $15,374                  $12,688
9/30/92        $14,673                  $15,821                  $12,787
12/31/92       $15,054                  $16,131                  $12,842
3/31/93        $15,653                  $16,756                  $12,995
6/30/93        $16,198                  $17,309                  $13,068
9/30/93        $16,790                  $17,929                  $13,131
12/31/93       $16,949                  $18,190                  $13,195
3/31/94        $15,877                  $17,226                  $13,321
6/30/94        $15,977                  $17,479                  $13,394
9/30/94        $16,014                  $17,601                  $13,520
12/31/94       $15,842                  $17,322                  $13,548
3/31/95        $16,996                  $18,521                  $13,701
6/31/95        $17,415                  $19,012                  $13,801
9/30/95        $17,815                  $19,680                  $13,864
12/31/95       $18,732                  $20,296                  $13,891
3/31/96        $18,344                  $20,163                  $14,090
6/30/96        $18,401                  $20,227                  $14,181
9/30/96        $18,796                  $20,632                  $14,281
12/31/96       $19,205                  $21,218                  $14,353

COMPOSITE
U.S.
GOVERNMENT
SECURITIES, INC.
PORTFOLIO OF
INVESTMENTS
IN SECURITIES
DECEMBER 31,
1996

                          COMPOSITE U.S. GOVERNMENT
                              SECURITIES PORTFOLIO


  PRINCIPAL                                                                     MARKET
   AMOUNT                                                                        VALUE
------------                                                                 ------------
                           U.S. TREASURY BONDS-25.30%
$ 6,500,000    U.S. Treasury Bond, 7.50%, due 11/15/2016..................   $ 7,036,257
 15,000,000    U.S. Treasury Bond, 7.25%, due 05/15/2016..................    15,843,765
  7,250,000    U.S. Treasury Bond, 7.25%, due 08/15/2022..................     7,671,414
  5,500,000    U.S. Treasury Bond, 6.25%, due 08/15/2023..................     5,156,255
                                                                             ------------
               TOTAL U.S. TREASURY BONDS (cost $37,082,734)...............    35,707,691
                                                                             ------------
                        MORTGAGE-BACKED SECURITIES-73.23%
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-51.82%
     56,691    14.00%, due 06/15/2011.....................................        66,523
     68,793    13.50%, due 09/15/2014 to 12/15/2014.......................        80,466
     16,303    11.50%, due 07/15/2015.....................................        18,525
  3,377,985    9.50%, due 07/15/2016 to 09/15/2020........................     3,653,504
  2,025,846    8.50%, due 05/15/2022......................................     2,100,549
  1,695,847    8.00%, due 04/15/2022......................................     1,731,885
 20,797,975    7.00%, due 07/15/2008 to 08/15/2023........................    20,912,340
 28,244,687    6.50%, due 08/15/2023 to 04/15/2026........................    26,982,516
  4,953,782    6.00%, due 04/20/2026......................................     4,572,961
  8,146,639    Adjustable Rate Mortgage, 7.125%, due 05/20/2022 to 09/20/2022  8,371,935
  2,819,278    Adjustable Rate Mortgage, 7.00%, due 12/20/2022............     2,412,467
  2,191,840    Adjustable Rate Mortgage, 6.50%, due 03/20/2022............     2,228,532
                                                                             ------------
                                                                              73,132,203
                                                                             ------------
                     COLLATERALIZED MORTGAGE OBLIGATIONS -
                               GNMA-BACKED-21.41%
    545,471    Federal National Mortgage Association, 8.50%, due 02/25/2018      548,487
  4,000,000    Federal National Mortgage Association, 8.25%, due 05/25/2020    4,091,952
  6,408,000    Federal National Mortgage Association, 8.00%, due 06/25/2005    6,538,063
  1,950,000    Federal National Mortgage Association, 7.50%, due 08/25/2001    1,991,742
  2,230,000    Federal National Mortgage Association, 6.00%, due 08/25/2007    2,188,790
    166,103    Federal National Mortgage Association, 5.75%, due 10/25/2010      165,740
  8,500,000    Federal Home Loan Mortgage Corporation, 6.85%, due 07/25/2018   8,482,065
  4,900,000    Merrill Lynch, 6.50%, due 08/27/2015.......................     4,761,075
    131,659    Morgan Stanley, 8.975%, due 06/01/2001.....................       132,090
  1,271,888    Mortgage Capital Trust, 9.25%, due 06/01/2017..............     1,313,941
                                                                             ------------
                                                                              30,213,945
                                                                             ------------
               TOTAL MORTGAGE-BACKED SECURITIES (cost $102,892,992).......   103,346,148
                                                                             ------------

                          SHORT-TERM INVESTMENT-0.90%
  1,265,000    Repurchase agreement with Goldman Sachs, collateralized
               by a U.S. Treasury Note, in a joint trading account at 6.15%, dated 12/31/1996, due 01/02/1997 with a maturity value of
               $1,265,432 (cost $1,265,000)...............................   $ 1,265,000
                                                                             ------------
               TOTAL INVESTMENTS (cost $141,240,726)......................   140,318,839
               Other assets ($1,320,356) less liabilities ($517,201)......       803,155
                                                                             ------------
               NET ASSETS.................................................  $141,121,994
                                                                             ============
FEDERAL INCOME TAX  INFORMATION:
Net  unrealized  depreciation  of investments at December 31, 1996, of $921,887, based on aggregate cost of $141,240,726,  was composed of gross  depreciation of
$3,037,198  for  investments  having  an  excess  of cost  over  value and gross appreciation of $2,115,311 for investments  having an excess of value over cost.
As of  December  31,  1996,  the Fund  had  unused  capital  loss  caryovers  of
$6,834,842 for federal tax purposes which may be applied  against gains realized in future years. If not applied, the carryovers will expire by 2004.

OTHER INFORMATION:
Purchases  and  sales  (including   maturities  and  principal   repayments)  of
investment securities, other than short-term investments, all of which were U.S.
government  securities,  aggregated  $24,901,952 and $55,906,619,  respectively, during the year ended December 31, 1996. Principal repayments of mortgage-backed securities aggregated $12,688,887.

See accompanying notes to financial statements.

COMPOSITE
INCOME
FUND, INC.

PORTFOLIO OF
INVESTMENTS
IN SECURITIES
DECEMBER 31,
1996

                         COMPOSITE INCOME FUND PORTFOLIO

  PRINCIPAL                                                                     MARKET
   AMOUNT                                                                        VALUE
------------                                                                 -------------
                        U.S. TREASURY OBLIGATIONS-14.38%
$ 4,225,000    U.S. Treasury Bond, 7.25%, due 08/15/2022..................   $ 4,470,582
  6,325,000    U.S. Treasury Bond, 6.25%, due 08/15/2023..................     5,929,694
  1,000,000    U.S. Treasury Note, 9.00%, due 05/15/1998..................     1,040,001
  1,000,000    U.S. Treasury Note, 7.75%, due 01/31/2000..................     1,046,876
  1,000,000    U.S. Treasury Note, 6.25%, due 10/31/2001..................     1,000,938
                                                                             -------------
               TOTAL U.S. TREASURY OBLIGATIONS (cost $13,200,857).........    13,488,091
                                                                             -------------
                        MORTGAGE-BACKED SECURITIES-23.84%
                            GOVERNMENT AGENCY-15.69%
    270,583    Federal Home Loan Mortgage Corporation,
                 9.00%, due 12/01/2004....................................       282,844
  1,748,675    Federal National Mortgage Association, 8.00%, due 12/01/2026    1,782,556
  1,561,098    Government National Mortgage Association,
                 7.00%, due 07/15/2023....................................     1,529,389
  9,128,807    Government National Mortgage Association,
                 6.50%, due 08/15/2023 to 04/15/2026......................     8,730,843
  2,565,974    Government National Mortgage Association,
                 6.00%, due 02/15/2024....................................     2,384,752
                                                                             -------------
                                                                              14,710,384
                                                                             -------------
                       COLLATERALIZED MORTGAGE OBLIGATIONS -
                         GOVERNMENT AGENCY BACKED-5.36%
    882,260    Federal Home Loan Mortgage Corporation, 8.75%, due 06/15/2005     900,920
  1,000,000    Federal Home Loan Mortgage Corporation, 7.50%, due 07/15/2020   1,015,020
  3,026,223    Weyerhaeuser 1982-C FHA Putable, 7.43%, due 06/01/2022.....     3,110,207
                                                                             -------------
                                                                               5,026,147
                                                                             -------------
                   COLLATERALIZED MORTGAGE OBLIGATIONS-2.79%
  1,750,000    Donaldson, Lufkin & Jenrette, 7.35%, due 12/18/2003........     1,733,506
     27,063    Merrill Lynch Mortgage Investors, 9.70%, due 06/15/2008....        27,229
  1,178,453    Resolution Trust Corporation - 1991-M2 - A-2,
                 7.55%, due 09/25/2020....................................       858,681
                                                                             -------------
                                                                               2,619,416
                                                                             -------------
               TOTAL MORTGAGE-BACKED SECURITIES (cost $22,477,170)........    22,355,947
                                                                             -------------
                             NON-CONVERTIBLE CORPORATE BONDS-43.57%

$ 1,000,000    Aetna Services, Inc., 7.625%, due 08/15/2026...............     1,011,652
    850,000    American Home Products Corporation, 7.25%, due 03/01/2023..       852,601
  1,000,000    AMR Corporation, 9.75%, due 03/15/2000.....................     1,090,150
  1,000,000    Bank of New York, 7.875%, due 11/15/2002...................     1,055,785
  1,000,000    Boeing Company, 8.75%, due 08/15/2021......................     1,179,313
  1,500,000    Burlington Northern, 8.75%, due 02/25/2022.................     1,691,088
  1,600,000    Burlington Resources, 9.125%, due 10/01/2021...............     1,879,762
  1,000,000    Coastal Corporation, 10.75%, due 10/01/2010................     1,280,729
    750,000    Conagra, Inc., 9.75%, due 03/01/2021.......................       910,781
  2,000,000    Continental Corporation, 7.25%, due 03/01/2003.............     2,023,698
    500,000    Crane Company, 8.50%, due 03/15/2004.......................       543,989
  2,000,000    Dart & Kraft Finance NV, 7.75%, due 11/30/1998.............     2,049,188
    500,000    Developers Diversified Realty, 6.58%, due 02/06/2001.......       491,316
  1,250,000    FHP International, 7.00%, due 09/15/2003...................     1,244,066
  1,000,000    First Nationwide, 10.00%, due 10/01/2006...................     1,162,050
  1,000,000    Fleming Companies, Inc., 5.77%, due 08/06/1998.............       908,494
  1,100,000    Franchise Finance Corporation, 7.875%, due 11/30/2005......     1,126,127
    900,000    Franchise Finance Corporation, 7.00%, due 11/30/2000.......       901,007
  1,000,000    General Motors Acceptance Corporation, 8.00%, due 04/10/1997    1,006,638
    850,000    Goldenbooks Publishing, 7.65%, due 09/15/2002..............       765,000
  1,450,000    Integon Corporation, 8.00%, due 08/15/1999.................     1,467,803
  1,250,000    Kemper Corporation, 6.875%, due 09/15/2003.................     1,251,646
  1,000,000    Loral Corporation, 8.375%, due 06/15/2024..................     1,111,000
  1,000,000    Loral Corporation, 7.625%, due 06/15/2025..................     1,026,178
  1,000,000    Manufacturers and Traders Trust Company, 8.125%, due 12/01/2002 1,060,647
    500,000    Mercantile Bank, 7.625%, due 10/15/2002....................       517,882
  1,000,000    Niagara Mohawk Power, 9.75%, due 11/01/2005................     1,045,094
    945,000    Niagara Mohawk Power, 8.77%, due 01/01/2018................       924,632
  1,000,000    Norwest Corporation, 6.65%, due 10/15/2023.................       910,843
  1,000,000    Pacific Gas and Electric, 9.08%, due 12/15/1997............     1,028,595
  1,400,000    Riviera Holdings Corporation, 11.00%, due 12/31/2002.......     1,442,000
    500,000    Summit Bancorp, 8.625%, due 12/10/2002.....................       541,446
  1,200,000    Texas Utilities Electric, 9.50%, due 08/01/1999............     1,280,363
  2,000,000    Time Warner, Inc., 9.15%, due 02/01/2023...................     2,173,004
  1,000,000    Westinghouse Corporation, 7.875%, due 09/01/2023...........       942,620
  1,000,000    Weyerhaeuser Corporation, 7.125%, due 07/15/2023...........       962,684
                                                                             -------------
               TOTAL NON-CONVERTIBLE CORPORATE BONDS (cost $40,139,663)...    40,859,871
                                                                             -------------


    SHARES
-------------
                        CONVERTIBLE CORPORATE BONDS-4.85%
    398,000    Air Wisconsin, 7.75%, due 06/15/2010.......................       384,568
    825,000    CII Financial, 7.50%, due 09/15/2001.......................       744,562
  1,500,000    Costco Wholesale Corporation, 5.75%, due 05/15/2002........     1,445,625
  1,400,000    Integrated Device Technology, 5.50%, due 06/01/2002........     1,242,500
    350,000    Meditrust, 7.50%, due 03/01/2001...........................       386,313
    500,000    Veterinary Centers of America, 5.25%, due 05/01/2006.......       342,500
                                                                             -------------
               TOTAL CONVERTIBLE CORPORATE BONDS (cost $4,306,155)........     4,546,068
                                                                             -------------
                     U.S. DOLLAR FOREIGN OBLIGATIONS-3.90%
  1,000,000    Province of Alberta, 9.25%, due 04/01/2000.................     1,089,430
  1,750,000    United Mexican States, Series A, 6.25%, due 12/31/2019.....     1,284,062
  1,750,000    United Mexican States, Series B, 6.25%, due 12/31/2019.....     1,284,062
                                                                             -------------
               TOTAL FOREIGN OBLIGATIONS (cost $3,011,357)................     3,657,554
                                                                             -------------
     SHARES
  ------------
                             PREFERRED STOCKS-2.33%
      2,000    California Federal Bank....................................       221,500
     24,600    First Industrial Realty Trust..............................       630,375
     14,000    Integon Corporation (Convertible)..........................       752,500
      6,000    Microsoft Corporation (Convertible)........................       480,750
      4,700    Wellsford Residential Property Trust (Convertible).........        97,525
                                                                             -------------
               TOTAL PREFERRED STOCK (cost $2,065,857)....................     2,182,650
                                                                             -------------
  PRINCIPAL
   AMOUNT
 ------------
                          REPURCHASE AGREEMENT-4.71%
$ 4,419,000    Repurchase agreement with Goldman Sachs, collateralized by a U.S. Treasury Note, in a joint trading account at 6.15%, dated 12/31/1996, due 01/02/1997, with a maturity value of
               $4,420,510 (cost $4,419,000)...............................     4,419,000
                                                                             -------------
               TOTAL INVESTMENTS (cost $89,620,059).......................    91,509,181
               Other assets ($2,509,987), less liabilities ($239,890).....     2,270,097
                                                                             -------------
               NET ASSETS.................................................  $ 93,779,278
                                                                             =============
FEDERAL INCOME TAX INFORMATION:
Net unrealized  appreciation of investments at December 31, 1996, of $1,889,122, based on aggregate cost of  $89,620,059,  was composed of gross  appreciation of
$2,744,992 for those  investments  having an excess of value over cost and gross depreciation of $855,870 for investments having an excess of cost over value. As of December 31, 1996,  the Fund had unused capital loss caryovers of $14,333,667 for federal tax purposes  which may be applied  against gains realized in future years. If not applied, the carryovers will expire by 2003.

OTHER INFORMATION:
Purchases  and  sales  (including   maturities  and  principal   repayments)  of
investment securities, other than short-term investments, aggregated $37,693,348 and  $44,000,352,  respectively,  during  the  year  ended  December  31,  1996, including purchases and sales of U.S.  government  securities of $16,395,264 and
$18,299,050,  respectively.  Principal repayments of mortgage-backed  securities aggregated $3,218,992.

See accompanying notes to financial statements.

COMPOSITE
TAX-EXEMPT
BOND FUND,
INC.

PORTFOLIO OF
INVESTMENTS
IN SECURITIES
DECEMBER 31,
1996
                    COMPOSITE TAX-EXEMPT BOND FUND PORTFOLIO
  PRINCIPAL                                                                     MARKET
   AMOUNT                                                                        VALUE
-------------                                                                --------------
                      LONG-TERM MUNICIPAL OBLIGATION-94.80%
                       EDUCATION FACILITIES REVENUE-2.53%

  $ 785,000    University of Washington Housing and Dining,
                 7.00%, due 12/01/2021....................................    $  875,707
  4,500,000    Washington State Higher Education Facilities, Pacific Lutheran
                University Project, (CONNIE LEE), 5.70%, due 11/01/2026..      4,407,975
                                                                             --------------
                                                                               5,283,682
                                                                             --------------
                           GENERAL OBLIGATION-26.59%
  5,000,000    Cook County Illinois, (FGIC), 5.875%, due 11/15/2022.......     5,050,700
  5,000,000    Georgia State, 6.30%, due 03/01/2009.......................     5,564,950
  5,555,000    Hawaii State, 6.40%, due 03/01/2009........................     6,195,158
  2,000,000    Honolulu City & County, 6.00%, due 01/01/2012..............     2,151,160
  4,000,000    King County Washington Ref-Sewer Series C,
                 5.25%, due 01/01/2021....................................     3,803,760
  4,500,000    King County Washington School District #415 Kent,
                 Series C, 6.30%, due 12/01/2008..........................     4,962,735
  9,000,000    New York City, Series E, 6.00%, due 08/01/2026.............     8,774,640
  6,230,000    Washington County, Oregon (Criminal Justice Facilities),
                 6.00%, due 12/01/2012....................................     6,527,109
  7,570,000    Washington State, Series B, 5.00%, due 05/01/2017..........     7,070,077
  4,900,000    Washington State, Series B, 6.40%, due 06/01/2017..........     5,439,882
                                                                             -------------
                                                                              55,540,171
                                                                             -------------
                             HOSPITAL REVENUE-2.31%
  1,750,000    Washington Health Care Facilities Authority,
                 Fred Hutchinson Cancer Center, 7.375%, due 01/01/2018....     1,887,025
  1,750,000    Washington Health Care Facilities Authority,
                 Fred Hutchinson Cancer Center, 7.20%, due 01/01/2007.....     1,853,582
  1,000,000    Wisconsin Health & Education Facility Authority, Waukesha
                 Memorial Hospital Series A, (AMBAC), 7.125%, due 08/15/2007   1,098,320
                                                                             -------------
                                                                               4,838,927
                                                                             -------------
                             INDUSTRY DEVELOPMENT/
                        POLLUTION CONTROL REVENUE-15.01%
  5,000,000    Mayor & City Council of Baltimore Port Facility (DuPont),
                 6.50%, due 10/01/2011....................................     5,482,250
  3,665,000    Chicago Gas Supply (Peoples Gas), 6.875%, due 03/01/2015...     3,953,802
  1,500,000    Lordsburg Pollution Control (Phelps Dodge),
                 6.50%, due 04/01/2013....................................     1,587,045
  4,000,000    Lowndes County Solid Waste Disposal & Pollution Control
                 (Weyerhaeuser), 6.80%, due 04/01/2022....................     4,596,520
  4,370,000    Mercer County Pollution Control (Otter Tail Power),
                 6.90%, due 02/01/2019....................................     4,686,869
  6,000,000    San Diego Industrial Development (San Diego Gas &
                 Electric), Series A, (AMBAC), 5.90%, due 06/01/2018......     6,113,100
  5,000,000    Valdez Marine Term (Mobil Alaska Pipeline), 5.75%,
                 due 11/01/2028 ..........................................     4,941,950
                                                                             -------------
                                                                              31,361,536
                                                                             -------------
                       LEASE RENTAL/MUNICIPAL LEASE-1.96%
  3,000,000    Orange County Recovery Certificate of Participation,
                 Series A, (MBIA), 6.00%, due 07/01/2026..................     3,091,770
  1,000,000    Oregon State Department of Administrative Services, Certificate
                 of Participation, Series A, (MBIA), 5.50%, due 11/01/2020       992,700
                                                                             -------------
                                                                               4,084,470
                                                                             -------------
                        PUBLIC FACILITIES REVENUE-6.95%
  6,000,000    Metropolitan Pier and Exposition Authority Dedicated State Tax,
                 zero coupon, (FGIC), due 06/15/2009......................     3,045,060
  4,000,000    Metropolitan Pier and Exposition Authority Dedicated State Tax,
                 zero coupon, (FGIC), due 06/15/2008......................     2,167,720
  5,000,000    San Francisco California City & County Airport Commn
                 International Airport, 5.625% (FGIC), due 05/01/2021.....     4,993,000
  4,500,000    Texas State Turnpike Authority, Dallas Northway
                 President George Bush Turnpike, (FGIC), 5.25%,
                 due 01/01/2023 ..........................................     4,312,350
                                                                             -------------
                                                                              14,518,130
                                                                             -------------
                               PREREFUNDED-15.35%
  4,000,000    Chicago Wastewater Transmission Revenue, 6.75%, due 11/15/2020  4,406,960
  2,225,000    Colorado Springs Utilities System Revenue, 6.75%,
                    due 11/15/2021 .......................................     2,483,234
  3,000,000    Harris County Toll Road Revenue, 8.25%, due 08/15/2007.....     3,288,030
  5,000,000    Illinois State Sales Tax Revenue Series N, 7.00%,
                    due 06/15/2020 .......................................     5,595,450
  3,000,000    Santa Barbara County Certificate of Participation,
                 7.40%, due 02/01/2007....................................     3,309,060
  2,750,000    Snohomish County School District #2 -
                 Everett General Obligation, 7.20%, due 12/01/2010........     3,048,320
  2,000,000    Spokane County Water District #3 Revenue,
                 7.60%, due 01/01/2008....................................     2,136,840
    215,000    University of Washington Housing and Dining Revenue Bond,
                 7.00%, due 12/01/2021....................................       242,273
  3,185,000    University of Washington Housing and Dining Revenue Bond,
                 7.00%, due 12/01/2021....................................     3,595,037
  3,500,000    Washington Public Power Supply System Nuclear Project
                 Number 2 Revenue, 7.625%, due 07/01/2010.................     3,954,230
                                                                             -------------
                                                                              32,059,434
                                                                             -------------
                             UTILITY REVENUE-24.10%
  1,235,000    Anchorage Electric Utility, (MBIA), 6.50%, due 12/01/2013..     1,382,162
  2,775,000    Colorado Springs Utilities System, 6.75%, due 11/15/2021...     3,043,204
  6,000,000    Indiana Municipal Power Agency, Series A,
                 6.125%, (MBIA), due 01/01/2013...........................     6,465,480
  5,000,000    Jacksonville Electric Authority, (St. Johns River
                 Power-2-Series 7), 5.75%, due 10/01/2012.................     5,107,350
  5,000,000    Memphis Electric System, 5.625%, due 01/01/2002............     5,252,800
  5,000,000    North Carolina Eastern Municipal Power, 7.00%, due 01/01/2008   5,538,750
  7,000,000    Omaha Public Power District Electric, Series B,
                 6.15%, due 02/01/2012....................................     7,669,620
  2,000,000    Omaha Public Power District Electric, Series C,
                 5.50%, due 02/01/2014....................................     2,043,360
  5,000,000    Orlando Utilities Commission Water & Electric,
                 6.00%, due 10/01/2010....................................     5,412,050
  5,000,000    Salt River Project Agricultural Improvement & Power District
                 Electrical System, Series C, 6.25%, due 01/01/2019.......     5,249,500
  3,000,000    Salt River Project Improvement & Power District
                 Electrical System, Series A, 5.75%, due 01/01/2009.......     3,166,530
                                                                             -------------
                                                                              50,330,806
                                                                             -------------
               TOTAL LONG-TERM MUNICIPAL OBLIGATIONS (cost $183,099,293)..   198,017,156
                                                                             =============
                     SHORT-TERM MUNICIPAL OBLIGATIONS-5.59%
    700,000    Delaware State Economic Development, Variable
                 Rate Demand Obligation, 3.60%*...........................       700,000
    500,000    Garfield County, Oklahoma Industrial Authority, Variable Rate
                 Demand Obligation, 3.45%*................................       500,000
  1,500,000    Huntington Beach, California Multifamily Housing Revenue,
                 Variable Rate Demand Obligation, 3.35%*..................     1,500,000
    400,000    L.A. California Regional Airports, Improvement Corporate
                 Lease Revenue, Variable Rate Demand Obligation, 3.65%*...       400,000
  1,000,000    Michigan State Hospital Financial Authority Hospital Equipment
                 Loan Program Insured, Variable Rate Demand Obligation, 3.55%* 1,000,000
  6,071,900    Nuveen Tax-Exempt Money Market Fund........................     6,071,900
  1,500,000    Wilmington Hospital Revenue, Franciscan Health, Series A,
                 Variable Rate Demand Obligation, 3.65%*..................     1,500,000
                                                                             -------------
               TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (cost $11,671,900)..    11,671,900
                                                                             -------------
               TOTAL INVESTMENTS (cost $194,771,193)......................   209,689,056
               Other assets ($3,302,247) less liabilities ($4,119,520)....      (817,273)
                                                                             -------------
               NET ASSETS.................................................  $208,871,783
                                                                             =============
*Variable  Rate  Demand  Obligations  are  payable on demand and are  secured by letters of credit or other credit support.  The interest rate,  which is subject to change periodically, is based on an index of market interest rates.

AMBAC = AMBAC Indemnity Corporation
CONNIE LEE = College Construction Loan Insurance Association
FGIC = Financial Guaranty Insurance Company
MBIA = Municipal Bond Insurance Association

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at December 31, 1996, of $14,917,863 based on aggregate cost of $194,771,193 was composed of gross appreciation of $14,922,434 for investments having an excess of value over cost and gross depreciation of $4,571 for investments having an excess of cost over value. As of December 31, 1996, the Fund had unused capital loss carryovers of $1,991,447 for federal tax purposes which may be applied against gains realized in future years. If not applied, the carryovers will expire by 2004.

OTHER INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $42,644,538 and $59,159,046, respectively, during the year ended
December 31, 1996.

See accompanying notes to financial statements.


                     INDEPENDENT PUBLIC ACCOUNTANTS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF:
COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
COMPOSITE INCOME FUND, INC.
COMPOSITE TAX-EXEMPT BOND FUND, INC.

     We have audited the accompanying statements of assets and liabilities of Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., and Composite Tax-Exempt Bond Fund, Inc., including the investment portfolios, as of December 31, 1996 and the related statements of operations for the year then ended and the related statements of changes in net assets for the years ended December 31, 1996 and 1995. For Composite Tax-Exempt Bond Fund, Inc., we have audited the financial highlights for each of the five years in the period ended December 31, 1996. For Composite U.S. Government Securities, Inc., and Composite Income Fund, Inc., we have audited the financial highlights for each of the five fiscal years in the period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirming securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., and Composite Tax-Exempt Bond Fund, Inc., as of December 31, 1996, and the results of their operations, the changes in their net assets, and their financial highlights for the above-stated periods in conformity with generally accepted accounting principles.

LeMASTER & DANIELS pllc
CERTIFIED PUBLIC ACCOUNTANTS
SPOKANE, WASHINGTON
JANUARY 24, 1997

                                                 STATEMENTS OF ASSETS AND LIABILITIES
                                                           DECEMBER 31, 1996

                                                  COMPOSITE        COMPOSITE     COMPOSITE
                                                U.S. GOVERNMENT     INCOME      TAX-EXEMPT
                                                SECURITIES, INC.  FUND, INC.  BOND FUND, INC.
                                                ---------------- ------------ ---------------
ASSETS
Investments at market (identified cost
  $141,240,726, $89,620,059, and
  $194,771,193, respectively)..................  $140,318,839   $ 91,509,181   $209,689,056
Cash...........................................        10,273              -         11,724
Prepaid expenses...............................        17,305         14,228         19,453
Receivable for:
  Investment securities sold...................             -      1,040,177              -
  Interest.....................................     1,160,997      1,399,985      3,261,274
  Sale of Fund's shares........................       131,781         55,597          9,796
                                                 -------------  -------------  -------------
Total assets...................................   141,639,195     94,019,168    212,991,303
                                                 -------------  -------------  -------------
LIABILITIES
Payable for:
  Investment securities purchased..............             -              -      3,795,200
  Repurchase of Fund's shares..................       279,400         72,320         73,672
  Dividends....................................       187,140        129,255        199,893
  Accrued expenses and other payables..........        50,661         38,315         50,755
                                                 -------------  -------------  -------------
Total liabilities..............................       517,201        239,890      4,119,520
                                                 -------------  -------------  -------------
NET ASSETS ....................................  $141,121,994   $ 93,779,278   $208,871,783
                                                 =============  =============  =============
COMPOSITION OF NET ASSETS
Capital stock, at par..........................       $ 1,349      $ 102,442        $ 2,667
Additional paid-in capital.....................   148,877,374    106,384,672    195,942,700
Accumulated net realized loss..................    (6,834,842)   (14,596,958)    (1,991,447)
Net unrealized appreciation
  (depreciation) of investments................      (921,887)     1,889,122     14,917,863
                                                 -------------  -------------  -------------
                                                 $141,121,994   $ 93,779,278   $208,871,783
                                                 =============  =============  =============
SHARES OUTSTANDING ............................    13,487,368     10,244,233     26,674,785
                                                 =============  =============  =============
CLASS A SHARES:
  Net asset value and redemption price per share
   (net assets of $138,159,478, $86,657,040, and
   $203,606,240, respectively, for 13,204,217,
   9,467,260, and 26,002,410 shares outstanding,
   respectively)...............................      $10.46         $ 9.15         $ 7.83
                                                 =============  =============  =============
Offering price per share (100/96 of net asset
  value per share).............................      $10.90         $ 9.53         $ 8.16
                                                 =============  =============  =============
CLASS B SHARES:
  Net asset value, offering price and redemption price
   per share (net assets of $2,962,516, $7,122,238, and
   $5,265,543, respectively, for 283,151, 776,973, and
   672,375 shares outstanding, respectively)...      $10.46         $ 9.17         $ 7.83
                                                 =============  =============  =============
On sales of $25,000 or more, the offering price of Class A is reduced.
A contingent deferred sales charge may be imposed on redemptions for
Class B shares.


See accompanying notes to financial statements.

                                                       STATEMENTS OF OPERATIONS
                                                 FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                    COMPOSITE       COMPOSITE     COMPOSITE
                                                                  U.S. GOVERNMENT     INCOME      TAX-EXEMPT
                                                                 SECURITIES, INC.   FUND, INC.  BOND FUND, INC.
                                                                 ---------------- ------------- ---------------
INVESTMENT INCOME
  Interest income...............................................  $10,992,841     $ 7,234,241    $12,265,409
                                                                 ---------------- ------------- ---------------
Expenses:
  Management fees...............................................      984,485         599,008      1,065,379
  Distribution expenses - Class A...............................      218,510         133,640        315,034
  Distribution expenses - Class B...............................       26,484          57,828         40,939
  Shareholder servicing - Class A...............................      143,139         107,315         98,854
  Shareholder servicing - Class B...............................        3,006           6,943          3,862
  Postage, printing and office expense..........................      100,393          66,392         68,690
  Registration and filing fees..................................       24,099          25,197         17,971
  Custodial fees................................................       26,899          20,258         23,963
  Auditing and legal fees.......................................        9,542           9,162         11,067
  Directors' fees...............................................        7,390           7,390          7,474
  Insurance.....................................................        4,658           3,393          6,961
                                                                 ---------------- ------------- --------------
Total expenses..................................................    1,548,605       1,036,526      1,660,194
Fees paid indirectly............................................       (3,182)         (7,838)        (3,437)
                                                                 ---------------- ------------- --------------
Net expenses....................................................    1,545,423       1,028,688      1,656,757
                                                                 ---------------- ------------- --------------
Net investment income...........................................    9,447,418       6,205,553     10,608,652
                                                                 ---------------- ------------- --------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Realized gain (loss) from investment transactions...............     (386,962)      1,098,430     (1,336,656)
Unrealized depreciation of investments during the year..........   (6,198,006)     (4,354,365)    (4,335,561)
                                                                 ---------------- ------------- --------------
Net realized and unrealized loss on investments.................   (6,584,968)     (3,255,935)    (5,672,217)
                                                                 ---------------- ------------- --------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ......................................  $ 2,862,450     $ 2,949,618    $ 4,936,435
                                                                 ================ ============= ==============
See accompanying notes to financial statements.


                                                  STATEMENTS OF CHANGES IN NET ASSETS

                                                 COMPOSITE                COMPOSITE                 COMPOSITE
                                              U.S. GOVERNMENT              INCOME                TAX-EXEMPT BOND
                                              SECURITIES, INC.            FUND, INC.                FUND, INC.
                                           ------------------------ ------------------------ --------------------------
                                             FOR THE YEARS ENDED      FOR THE YEARS ENDED       FOR THE YEARS ENDED
                                                DECEMBER 31,             DECEMBER 31,             DECEMBER 31,
                                               1996        1995         1996        1995          1996         1995
                                           ------------ ----------- ----------- ------------ ------------ -------------
OPERATIONS
Net Investment Income...................   $ 9,447,418 $ 11,232,651 $ 6,205,553   $ 6,281,269  $ 10,608,652 $ 11,380,408

Realized gain (loss) from investment
  transactions..........................      (386,962)    (248,406)  1,098,430      (964,092)   (1,336,656)     709,951

Unrealized appreciation (depreciation)
  of investments during the year........    (6,198,006)  22,057,802  (4,354,365)   13,282,886    (4,335,561)  25,628,133
                                           ------------ ----------- ------------  ------------ ------------- ------------
Net increase in net assets
  resulting from operations.............     2,862,450   33,042,047   2,949,618    18,600,063     4,936,435   37,718,492

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
  Class A...............................    (9,312,060 )(11,152,866)  (5,877,677)  (6,093,671)  (10,445,418) (11,301,739)
  Class B...............................      (135,358)     (79,785)    (327,876)    (187,598)     (163,235)     (78,669)

NET CAPITAL SHARE TRANSACTIONS
  Class A...............................   (32,648,901) (32,402,457)  (7,741,496)  (2,476,599)  (20,829,678) (11,515,781)
  Class B...............................       840,035      977,583    2,790,064    1,743,650     2,636,917    1,218,551
                                           ------------ -----------  -----------  ------------ ------------- ------------
Total increase (decrease) in net assets    (38,393,834)  (9,615,478)  (8,207,367)  11,585,845   (23,864,979)  16,040,854

NET ASSETS
Beginning of the year...................   179,515,828  189,131,306  101,986,645   90,400,800   232,736,762  216,695,908
                                           ------------ -----------  -----------  ------------ ------------- ------------
End of the year.....................      $141,121,994 $179,515,828 $ 93,779,278 $101,986,645  $208,871,783 $232,736,762
                                           ============ ===========  ===========  ============ ============= ============

See accompanying notes to financial statements.

                                                        FINANCIAL HIGHLIGHTS
                                        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

COMPOSITE U.S. GOVERNMENT SECURITIES, INC.

CLASS A
                                                                                                       TEN MONTHS
                                                                      YEARS ENDED DECEMBER 31,           ENDED
                                                            -----------------------------------------   DEC. 31,
                                                                1996       1995      1994      1993      1992(3)
                                                            ------------ --------- --------- -------- ------------

NET ASSET VALUE, BEGINNING OF PERIOD ......................     $10.84    $ 9.64    $10.79     $10.63    $10.53
                                                            ------------ --------- --------- -------- ------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.....................................       0.63      0.63      0.63       0.69      0.62
 Net Gains or Losses on Securities
  (both realized and unrealized)...........................      (0.38)     1.20     (1.15)      0.16      0.10
                                                            ------------ --------- --------- -------- ------------
   Total From Investment Operations........................       0.25      1.83     (0.52)      0.85      0.72
                                                            ------------ --------- --------- -------- ------------
LESS DISTRIBUTIONS
 Dividends (from net investment income)....................      (0.63)    (0.63)    (0.63)     (0.69)    (0.62)
                                                            ------------ --------- --------- -------- ------------
NET ASSET VALUE, END OF PERIOD ............................     $10.46    $10.84    $ 9.64     $10.79    $10.63
                                                            ============ ========= ========= ======== ============
TOTAL RETURN (1) ..........................................       2.48%    19.45%    -4.91%      8.12%     7.03%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period ($1,000's)......................    $138,159   $177,310  $188,068  $268,112  $207,501
 Ratio of Expenses to Average Net Assets(2) ...............       0.97%     1.01%     0.97%      0.99%     0.99%(5)
 Ratio of Net Income to Average Net Assets.................       6.01%     6.08%     6.19%      6.29%     6.98%(5)
 Portfolio Turnover Rate ..................................        16%         8%       34%        51%       11%(5)

                                                                                         MARCH 30
                                                               YEARS ENDED DECEMBER 31,     TO
CLASS B                                                        ------------------------  DEC. 31,
                                                                 1996           1995      1994(4)
                                                               ---------      --------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD ......................     $10.84         $ 9.64    $10.24
INCOME FROM INVESTMENT OPERATIONS                              ---------      --------- ----------
 Net Investment Income.....................................       0.54           0.54      0.41
 Net Gains or Losses on Securities
  (both realized and unrealized)...........................      (0.38)          1.20     (0.60)
                                                               ---------      --------- ----------
   Total From Investment Operations........................       0.16           1.74     (0.19)
                                                               ---------      --------- ----------
LESS DISTRIBUTIONS
 Dividends (from net investment income)....................      (0.54)         (0.54)    (0.41)
                                                               ---------      --------- ----------
NET ASSET VALUE, END OF PERIOD ............................     $10.46         $10.84    $ 9.64
                                                               =========      ========= ==========
TOTAL RETURN (1) ..........................................       1.58%         18.48%    -1.86%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period ($1,000's)......................      $2,963         $2,206    $1,063
 Ratio of Expenses to Average Net Assets(2) ...............       1.85%          1.84%     1.76%(5)
 Ratio of Net Income to Average Net Assets.................       5.14%          5.20%     5.43%(5)
 Portfolio Turnover Rate ..................................         16%             8%     34%

(1)  Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(3)  Change in Fund's fiscal year-end.
(4)  From the commencement of offering Class B shares.
(5)  Annualized.


COMPOSITE INCOME FUND, INC.
                                                                                                          THREE
CLASS A                                                                                                   MONTHS
                                                                       YEARS ENDED DECEMBER 31,           ENDED
                                                               ----------------------------------------  DEC. 31,
                                                                 1996       1995     1994       1993      1992(3)
                                                               --------- --------- -------- ----------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD......................      $ 9.44    $ 8.29    $ 9.33     $ 8.99    $ 9.17
                                                               --------- --------- -------- ----------- ----------
Income From Investment Operations
 Net Investment Income.....................................       0.59      0.59      0.60       0.61      0.16
 Net Gains or Losses on Securities
  (both realized and unrealized)...........................      (0.29)     1.15     (1.04)      0.34     (0.18)
                                                               --------- --------- -------- ----------- ----------
   Total From Investment Operations........................       0.30      1.74     (0.44)      0.95     (0.02)
                                                               --------- --------- -------- ----------- ----------
LESS DISTRIBUTIONS
 Dividends (from net investment income)....................      (0.59)    (0.59)    (0.60)     (0.61)    (0.16)
                                                               --------- --------- -------- ----------- ----------
NET ASSET VALUE, END OF PERIOD............................      $ 9.15    $ 9.44    $ 8.29     $ 9.33    $ 8.99
                                                               ========= ========= ======== =========== ==========
TOTAL RETURN (1) ..........................................       3.46%    21.58%    -4.82%     10.82%    -0.23%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period ($1,000's)......................    $86,657    $97,534   $88,102  $104,876   $86,425
 Ratio of Expenses to Average Net Assets(2) ...............       1.03%     1.08%     1.04%      1.08%     0.95%(5)
 Ratio of Net Income to Average Net Assets.................       6.52%     6.59%     6.83%      6.58%     6.94%(5)
 Portfolio Turnover Rate ..................................         42%       43%       26%        51%       87%(5)


                                                                                        MARCH 30
CLASS B                                                       YEARS ENDED DECEMBER 31,    TO
                                                             -------------------------  DEC. 31,
                                                                 1996          1995      1994(4)
                                                             ------------  ----------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD......................     $ 9.46         $ 8.30    $ 8.85
                                                             ------------  ----------- ----------
Income From Investment Operations
 Net Investment Income.....................................       0.52          0.51      0.40
 Net Gains or Losses on Securities
  (both realized and unrealized)...........................      (0.29)         1.16     (0.55)
                                                             ------------  ----------- ----------
   Total From Investment Operations........................       0.23          1.67     (0.15)
                                                             ------------  ----------- ----------
LESS DISTRIBUTIONS
 Dividends (from net investment income)....................      (0.52)        (0.51)    (0.40)
                                                             ------------  ----------- ----------
NET ASSET VALUE, END OF PERIOD ............................     $ 9.17        $ 9.46    $ 8.30
                                                             ============  =========== ==========
TOTAL RETURN (1) ..........................................       2.59%        20.70%    -1.67%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period ($1,000's)......................     $7,122        $4,452    $2,299
 Ratio of Expenses to Average Net Assets(2) ...............       1.89%         1.91%     1.80%(5)
 Ratio of Net Income to Average Net Assets.................       5.69%         5.73%     6.25%(5)
 Portfolio Turnover Rate ..................................         42%           43%       26%

(1)  Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(3)  Change in Fund's fiscal year-end.
(4)  From the commencement of offering Class B shares.
(5)  Annualized.

                                                   FINANCIAL HIGHLIGHTS (CONTINUED)
                                           (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

COMPOSITE TAX-EXEMPT BOND FUND, INC.

CLASS A
                                                                          YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                                  1996      1995     1994       1993      1992
                                                              ----------- -------- ---------  --------- --------
NET ASSET VALUE, BEGINNING OF YEAR ........................     $ 8.02    $ 7.13    $ 8.04     $ 7.58    $ 7.42
INCOME FROM INVESTMENT OPERATIONS                             ----------- -------- ---------  --------- --------
 Net Investment Income.....................................       0.38      0.38      0.39       0.40      0.42
 Net Gains or Losses on Securities
  (both realized and unrealized)...........................      (0.19)     0.89     (0.91)      0.54      0.23
                                                              ----------- -------- ---------  --------- --------
   Total From Investment Operations........................       0.19      1.27     (0.52)      0.94      0.65
                                                              ----------- -------- ---------  --------- --------
LESS DISTRIBUTIONS
 Dividends (from net investment income)....................      (0.38)    (0.38)    (0.39)     (0.40)    (0.42)
 Distributions (from net capital gains)....................          -         -         -      (0.08)    (0.07)
                                                              ----------- -------- ---------  --------- --------
NET ASSET VALUE, END OF YEAR ..............................     $ 7.83    $ 8.02    $ 7.13     $ 8.04    $ 7.58
                                                              =========== ======== =========  ========= ========
TOTAL RETURN (1) ..........................................       2.52%    18.25%    -6.53%     12.54%     9.00%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year ($1,000's)........................    $203,606   $230,055  $215,438  $259,045  $186,861
 Ratio of Expenses to Average Net Assets(2) ...............       0.75%     0.81%     0.79%      0.81%     0.78%
 Ratio of Net Income to Average Net Assets.................       4.90%     5.03%     5.23%      4.97%     5.56%
 Portfolio Turnover Rate ..................................         22%        8%       12%        19%       30%

                                                                                              MARCH 30
                                                                  YEARS ENDED DECEMBER 31,      TO
CLASS B                                                          --------------------------   DEC. 31,
                                                                   1996             1995      1994(3)
                                                                 ----------     -----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD ......................       $ 8.02          $ 7.13      $ 7.49
                                                                 ----------     -----------  ----------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.....................................         0.31            0.32        0.25
 Net Gains or Losses on Securities
  (both realized and unrealized)...........................        (0.19)           0.89       (0.36)
                                                                 ----------     -----------  ----------
   Total From Investment Operations........................         0.12            1.21       (0.11)
                                                                 ----------     -----------  ----------
Less Distributions
 Dividends (from net investment income)....................        (0.31)          (0.32)      (0.25)
                                                                 ----------     -----------  ----------
NET ASSET VALUE, END OF PERIOD ............................       $ 7.83          $ 8.02      $ 7.13
                                                                 ==========     ===========  ==========
Total Return (1) ..........................................         1.61%          17.30%      -1.46%

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period ($1,000's)......................       $5,266          $2,682      $1,258
 Ratio of Expenses to Average Net Assets(2) ...............         1.65%           1.62%       1.58%(4)
 Ratio of Net Income to Average Net Assets.................         4.01%           4.18%       4.53%(4)
 Portfolio Turnover Rate ..................................           22%              8%         12%

(1)  Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(3)  From the commencement of offering Class B shares.
(4)  Annualized.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ACCOUNTING POLICIES
     Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., and Composite Tax-Exempt Bond Fund, Inc. (together the "Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies.
     The Funds offer both Class A and Class B shares. The two classes of shares differ in their respective sales charges, shareholder servicing fees, and distribution and service fees. All shareholders bear the common expenses of the Fund pro rata, based on value of settled shares outstanding, without distinction between share class. Dividends are declared separately for each class. Neither class has preferential dividend rights; differences in per-share dividend rates are generally due to differences in separate class expenses, including distribution and service fees.
     Following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which are consistently followed by the Funds in the preparation of their financial statements.
     a. Investment securities are stated on the basis of valuations provided by an independent pricing service, approved by the Boards of Directors, which uses information with respect to transactions, quotations from dealers, market transactions in comparable securities, and various relationships between securities in determining value. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Boards of Directors.
     b. For U.S. Government Securities and Income Fund, each Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market Value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
     c. Interest income is earned from the settlement date on securities purchased and is recorded on the accrual basis.
     d. Dividends to shareholders are recorded on a daily basis and distributed monthly.
     e. Security transactions are accounted for on the trade date (execution date of the order to buy or sell). Realized gains or losses from security transactions are determined on the basis of identified cost.
     f. Each Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies and distributes taxable income so that no provision for federal income or excise tax is required. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carry forwards, deferral of wash sales, and post-October losses. Expiring capital loss carry forwards are charged to additional paid-in capital. For the year ended December 31, 1996, the Tax-Exempt Bond Fund did not distribute income subject to the alternative minimum tax.
     g. Custodial fees have been increased by $3,182, $7,838, and $3,437 for U.S. Government Securities, Income Fund, and Tax-Exempt Bond Fund, respectively, as a result of "expense offset arrangements." The Funds could have otherwise employed the assets to produce income if they had not entered into such arrangements. In accordance with regulations, such amounts are added to net custodial fees and then reflected as a deduction, "fees paid indirectly" to derive net expenses. There were no "expense offset arrangements" other than custodial fees.
     h. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     The amounts of fees and expenses described below are shown on each Fund's statement of operations. Composite Research & Management Co. (the "Adviser") manages each Fund, Murphey Favre, Inc. (the "Distributor"), is the principal underwriter and Murphey Favre Securities Services, Inc. (the "Transfer Agent"), is the transfer and shareholder servicing agent. All are affiliates of Washington Mutual Bank and Washington Mutual fsb and are subsidiaries of Washington Mutual, Inc.
     Management fees were paid by each Fund to the Adviser. For U.S. Government Securities, and Income Fund, the fees are based on an annual rate of 0.625% of average daily net assets and is reduced to 0.50% on average daily net assets in excess of $250 million. For the Tax-Exempt Bond Fund, the fee is based on an annual rate of 0.50% of average daily net assets and is reduced to 0.40% on average daily net assets in excess of $250 million. Under terms of each Fund's management contract, the Adviser has agreed to reimburse a Fund for fund expenses in excess of 1.50% of average daily net assets up to $30 million, and 1% of such assets over $30 million. The Income Fund and Tax-Exempt Bond Fund will be further reimbursed for expenses exceeding .75% of average daily net assets exceeding $130 million. No such reimbursement was required during the year ended December 31, 1996.
     Directors' fees and expenses were paid directly by each Fund to directors having no affiliation with the Funds other than in their capacity as directors. Other officers and directors received no compensation from the Funds.
     Shareholder servicing fees were paid to the Transfer Agent for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. Under terms of the shareholder servicing agreement, the authorized monthly shareholder servicing fees are $1.60 and $1.70 per Class A and Class B share accounts, respectively.
     Distribution expenses were paid to the Distributor in accordance with separate distribution plans for Class A and Class B shares. Each Funds' Boards of Directors adopted the Plans pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Class A distribution plan provides that each Fund will reimburse the Distributor up to 0.25% of the average daily net assets attributable to Class A shares annually for a portion of its expenses incurred in distributing each Fund's Class A shares, including payments to brokers. The Class B distribution Plan provides that the Funds will pay the Distributor a distribution fee, equal to 0.75% annually, and a service fee of 0.25%, of the Funds' average daily net assets attributable to Class B shares.
     For the year ended December 31, 1996, commissions (sales charges paid by investors) on the purchases of Class A shares totaled $89,694, $156,410, and $282,768, of which $87,069, $147,789, and $269,623 was retained by the
Distributor, in U.S. Government Securities, Income Fund, and Tax-Exempt Bond Fund, respectively. For the year ended December 31, 1996, the Distributor received contingent deferred sales charges of $3,051, $7,284, and $10,102, for U.S. Government Securities, Income Fund, and Tax-Exempt Bond Fund, respectively, upon redemption of Class B shares as reimbursement for sales commissions advanced by the Distributor at the time of such sales.

NOTE 3 - CAPITAL STOCK
COMPOSITE U.S. GOVERNMENT SECURITIES, INC.

Capital stock authorized            1,000,000,000
Designated as:
  Class A............................  600,000,000
  Class B............................  400,000,000
Par value per share..................      $0.0001

                                                                  CLASS A                    CLASS B
                                                       -------------------------- --------------------------
                                                         YEARS ENDED DECEMBER 31,   YEARS ENDED DECEMBER 31,
                                                           1996           1995         1996         1995
                                                       ------------- ------------ ------------- ------------
SHARES
Sold.................................................       749,623       810,845      113,842     106,878
Issued for reinvestment of dividends.................       655,835       784,736       10,765       6,046
                                                       ------------  ------------ ------------- ------------
                                                          1,405,458     1,595,581      124,607     112,924
Reacquired...........................................    (4,553,107)   (4,752,653)     (44,911)    (19,778)
                                                       ------------  ------------ ------------- ------------
Net increase (decrease)..............................    (3,147,649)   (3,157,072)      79,696      93,146
                                                       ============  ============ ============= ============
AMOUNT
Sold.................................................  $  7,854,380   $ 8,364,834   $1,194,334  $1,115,018
Issued for reinvestment of dividends.................     6,819,272     8,133,434      111,800      63,184
                                                       ------------  ------------ ------------- ------------
                                                         14,673,652    16,498,268    1,306,134   1,178,202
Reacquired...........................................   (47,322,553)  (48,900,725)    (466,099)   (200,619)
                                                       ------------  ------------ ------------- ------------
Net increase (decrease)..............................  $(32,648,901) $(32,402,457)   $ 840,035   $ 977,583
                                                       ============  ============ ============= ============

COMPOSITE INCOME FUND, INC.
Capital stock authorized ............   50,000,000

Designated as:

  Class A............................   30,000,000
  Class B............................   20,000,000
Par value per share..................        $0.01

                                                                  CLASS A                    CLASS B
                                                       --------------------------- -------------------------
                                                         YEARS ENDED DECEMBER 31,   YEARS ENDED DECEMBER 31,
                                                           1996           1995          1996       1995
                                                       ------------   ------------ ------------ ------------
SHARES
Sold.................................................     1,208,364     1,400,247      383,465     219,399
Issued for reinvestment of dividends.................       477,619       499,570       30,990      16,941
                                                       ------------   ------------ ------------ ------------
                                                          1,685,983     1,899,817      414,455     236,340
Reacquired...........................................    (2,547,839)   (2,194,039)    (108,355)    (42,305)
                                                       ------------   ------------ ------------ ------------
Net increase (decrease)..............................      (861,856)     (294,222)     306,100     194,035
                                                       ============   ============ ============ ============
AMOUNT
Sold.................................................  $ 10,996,951  $ 12,466,219   $3,492,257  $1,972,074
Issued for reinvestment of dividends.................     4,323,174     4,473,957      280,728     152,542
                                                       ------------   ------------ ------------ ------------
                                                         15,320,125    16,940,176    3,772,985   2,124,616
Reacquired...........................................   (23,061,621)  (19,416,775)    (982,921)   (380,966)
                                                       ------------   ------------ ------------ ------------
Net increase (decrease)..............................  $ (7,741,496) $ (2,476,599)  $2,790,064  $1,743,650
                                                       ============   ============ ============ ============

COMPOSITE TAX-EXEMPT BOND FUND, INC.
Capital stock authorized ............  500,000,000

Designated as:
  Class A............................  300,000,000
  Class B............................  200,000,000
Par value per share..................      $0.0001

                                                                  CLASS A                    CLASS B
                                                       --------------------------- -------------------------
                                                         YEARS ENDED DECEMBER 31,   YEARS ENDED DECEMBER 31,
                                                            1996          1995         1996          1995
                                                       -------------- ------------ ------------- -----------
SHARES
Sold.................................................     1,460,406     2,542,933      390,317     161,616
Issued for reinvestment of dividends.................     1,037,464     1,034,551       26,578       7,241
                                                       -------------- ------------ ------------- ----------
                                                          2,497,870     3,577,484      416,895     168,857
Reacquired...........................................    (5,197,278)   (5,093,734)     (79,060)    (10,688)
                                                       -------------- ------------ ------------- ----------
Net increase (decrease)..............................    (2,699,408)   (1,516,250)     337,835     158,169
                                                       ============== ============ ============= ==========
AMOUNT
Sold.................................................  $ 11,398,132  $ 18,646,519   $3,119,779  $1,240,802
Issued for reinvestment of dividends.................     8,078,800     8,716,895      128,510      60,160
                                                       -------------- ------------ ------------- ----------
                                                         19,476,932    27,363,414    3,248,289   1,300,962
Reacquired...........................................   (40,306,611)  (38,879,195)    (611,372)    (82,411)
                                                       -------------- ------------ ------------- ----------
Net increase (decrease)..............................  $(20,829,679) $(11,515,781)  $2,636,917  $1,218,551
                                                       ============== ============ ============= ==========

A FAMILY OF
FUNDS TO MEET
MOST ANY NEED

                                 MORE ABOUT THE
                                COMPOSITE GROUP

A RANGE OF INVESTING
OPPORTUNITIES FOR YOU

     The Composite Group offers you six additional portfolios, with such varied groupings as value-oriented common stocks, income-producing government and corporate bonds and tax-exempt municipal obligations. An investment in one or more of these funds makes it possible for you to match your objectives with sensible investment opportunities.

COMPOSITE BOND & STOCK FUND
     This Fund is managed to provide the potential for steady income, conservation of principal, and long-term growth of income and principal. Investments are made in bonds, preferred and common stocks, and convertible bonds.

COMPOSITE GROWTH & INCOME FUND
     Long-term capital growth is the focus for this Fund. Current income is a secondary consideration. The Fund invests principally in high-quality common stocks which, in our opinion, are undervalued.

COMPOSITE NORTHWEST FUND
     The Northwest Fund seeks long-term growth of capital by investing in common stocks of companies located or doing business in Washington, Oregon, Idaho, Montana and Alaska.

COMPOSITE U.S. GOVERNMENT SECURITIES
     Securities for this Fund are selected for their ability to provide a high level of current income, consistent with safety and liquidity. Investments are made in obligations issued or guaranteed by the U.S. government. The Fund also invests in repurchase agreements and collateralized mortgage obligations secured by those types of obligations. Individual fund shares are not guaranteed by the U.S. government, and share values will fluctuate.

COMPOSITE INCOME FUND
     The objective of this Fund is to provide a high level of current income that is consistent with protection of shareholders' capital. It does this through careful investment in a diversified pool of debt securities.

COMPOSITE TAX-EXEMPT BOND FUND
     Current income, free from federal income tax, is targeted for this Fund. Investments are made in high-quality municipal bonds that have received one of the four highest ratings from Standard & Poor's Corporation or Moody's Investor Service, Inc. In some tax situations, the alternative minimum tax and/or state and local taxes may apply.

TWO COMPOSITE MONEY MARKET FUNDS

     Composite Cash Management Co. seeks to provide current money market rates of return, liquidity, and preservation of capital through its two portfolios.
     1) The MONEY MARKET portfolio invests in high-quality, short-term money market obligations of banks, businesses and the U.S. government. 2) The TAX-EXEMPT portfolio invests in high-quality, short-term municipal bonds that are exempt from federal income tax.
     Both portfolios are intended to satisfy the need for available future cash, and both offer draft-writing privileges. Neither has a sales charge for purchases of shares.
     Please note that investments in these shares are not insured nor guaranteed by the U.S. government. Also, there cannot be any assurance that a stable net asset value (NAV) of $1.00 per share can be maintained.


HELPFUL FEATURES OFFERED
BY THE COMPOSITE GROUP

*  Distinct portfolios to fit your objectives
*  Diversification within portfolios
*  Highly experienced professional management
*  Ease of exchange from one fund to another
*  Most funds appropriate for IRAs
*  Automatic reinvestment of earnings
*  Systematic investment programs
* Convenient monthly payments of principal and interest (CONTINUED WITHDRAWALS IN EXCESS OF INCOME, OF COURSE, WILL EVENTUALLY EXHAUST PRINCIPAL.)


WE'RE HERE TO HELP
     We encourage you to visit with your investment representative when you have questions about your investments or a new goal you have in mind.
     But you also may call Composite Customer Service toll-free at 1-800-543-8072, Monday through Friday, 7:00 a.m. - 6:00 p.m., Pacific time.
     Or, if you prefer, you can have virtual 24-hour access to account information by calling the Composite INFO-LINE at 1-800-662-3533 on your touch-tone  telephone.  Readily  available  information  includes  such  data as account balances, fund prices, and last-transaction details. When calling, please be sure to have your account number and personal identification number (the last four digits of your Social Security or tax ID number) handy. Both are listed on your statement.
     When calling INFO-LINE, please respond to the recorded prompt messages by pressing the appropriate numbers on your touch-tone phone.
--------------------------------------------------------------------------------
     FOR MORE INFORMATION ON ANY OF THE COMPOSITE GROUP FUNDS, INCLUDING CHARGES AND EXPENSES, WRITE OR CALL FOR A FREE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
--------------------------------------------------------------------------------

                    FOR FURTHER INFORMATION, PLEASE CONTACT:
                                  FUND OFFICES
                            COMPOSITE GROUP OF FUNDS
                          601 W. Main Avenue, Suite 801
                             Spokane, WA 99201-0613
                              Phone: (509) 353-3550
                            Toll free: (800) 543-8072

                                     ADVISER
                       Composite Research & Management Co.
              1201 Third Avenue, Suite 1400 Seattle, WA 98101-3015

                                   DISTRIBUTOR
                               Murphey Favre, Inc.
               1201 Third Avenue, Suite 780 Seattle, WA 98101-3015

                                    CUSTODIAN
                        Investors Fiduciary Trust Company
                  127 W. 10th Street Kansas City, MO 64105-1716

                         INDEPENDENT PUBLIC ACCOUNTANTS
                             LeMaster & Daniels PLLC
            601 W. Riverside Avenue, Suite 800 Spokane, WA 99201-0614

                                     COUNSEL
                   Paine, Hamblen, Coffin, Brooke & Miller LLP
            717 W. Sprague Avenue, Suite 1200 Spokane, WA 99204-0464

                                    OFFICERS

                                   PRESIDENT
                               William G. Papesh
                            Executive Vice President
                               Kerry K. Killinger

                                VICE PRESIDENTS
                                Gene G. Branson
                              Douglas D. Springer

                           VICE PRESIDENT & TREASURER
                                Monte D. Calvin

                                   SECRETARY
                                  John T. West

                               BOARD OF DIRECTORS

                                     MEMBERS
                             Wayne L. Attwood, M.D.
                                Kristianne Blake
                                 Anne V. Farrell
                                Michael K. Murphy
                                William G. Papesh
                               Daniel L. Pavelich
                                   Jay Rockey
                                Leland J. Sahlin
                                Richard C. Yancey

             This report is submitted for the general information of
            shareholders of the Funds. For more detailed information
          about the Funds, their officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or
                     accompanied by an effective prospectus.


                                COMPOSITE GROUP
                                      BOND
                                      FUNDS

                                     ANNUAL
                                     REPORT

                                  DECEMBER 31,
                                      1996

                                   COMPOSITE
                                U.S. GOVERNMENT
                                SECURITIES, INC.

                                   COMPOSITE
                               INCOME FUND, INC.

                                   COMPOSITE
                                TAX-EXEMPT BOND
                                   FUND, INC.